     As Filed With the Securities and Exchange Commission on July 27, 2000

                                                       Registration No. 33-64584
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON. D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                          FOOTHILL INDEPENDENT BANCORP
             (Exact name of registrant as specified in its charter)


             DELAWARE                                            95-3815805
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


               510 SOUTH GRAND AVENUE, GLENDORA, CALIFORNIA 91741
               (Address of Principal Executive Offices) (Zip Code)

                              --------------------

                              FOOTHILL INDEPENDENT
                               BANCORP 1993 STOCK
                                 INCENTIVE PLAN
                            (Full title of the plan)

                              --------------------

            George E. Langley, President and Chief Executive Officer
                          Foothill Independent Bancorp
                             510 South Grand Avenue
                           Glendora, California 91741
                     (Name and address of agent for service)


                                 (909) 599-9351
          (Telephone number, including area code, of agent for service)


                                    Copy to:
                              Ben A. Frydman, Esq.
          Stradling, Yocca, Carlson & Rauth, a Professional Corporation
      660 Newport Center Drive, Suite 1600, Newport Beach, California 92660

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

        The contents of the Foothill Independent Bancorp, a California corporation's Registration Statement on Form S-8 (Registration No. 33-64584) (the "Form S-8") are incorporated herein by reference. The Registrant hereby adopts the Form S-8 as its own registration statement for all purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

        The description of the Registrant's Common Stock which is contained in the Registrant's Current Report on Form 8-K, filed with the Commission on July 20, 2000, including any amendment or report filed for purpose of updating such description, is incorporated herein by reference.

Item 8. Exhibits.

        The following exhibits are filed as part of this Registration Statement:

        Number                         Description
        ------                         -----------
          5.1      Opinion of Counsel to the Company re: Legality.

         23.1 Consent of Counsel to the Company (included in the Opinion filed as Exhibit 5.1).

         23.2 Consent of Vavrinek, Trine, Day & Co., LLP, independent accountants.

         24.1      Power of Attorney.*

---------------
(*) Previously filed.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendora, State of California, on this 26th day of July, 2000.


                                       FOOTHILL INDEPENDENT BANCORP


                                       By: /s/ George E. Langley
                                           -------------------------------------
                                           George E. Langley
                                           President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 as been signed by the following persons in the capacities and on the date indicated.


         Signature                           Title                           Date
         ---------                           -----                           ----
/s/ George E. Langley               President, Chief Executive          July 26, 2000
----------------------------        Officer (Principal Executive
    George E. Langley               Officer) and Director


/s/ Carol Ann Graf                  Chief Financial Officer             July 26, 2000
----------------------------        (Principal Financial and
    Carol Ann Graf                  Accounting Officer)


/s/ William V. Landecena            Chairman of the Board of Directors  July 26, 2000
----------------------------
    William V. Landecena


/s/ Richard Galich                  Director                            July 26, 2000
----------------------------
    Richard Galich


/s/ O. L. Mestad                    Director                            July 26, 2000
----------------------------
    O. L. Mestad



/s/ George Sellers                  Director                            July 26, 2000
----------------------------
    George Sellers


                        (signatures continued next page)


         Signature                            Title                         Date
         ---------                            -----                         ----
/s/ Max E. Williams                 Director                            July 26, 2000
-----------------------------
    Max E. Williams


/s/ Donna L. Miltenberger           Executive Vice President and        July 26, 2000
-----------------------------       Director
    Donna L. Miltenberger

                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------
 5.1 Opinion of Stradling, Yocca, Carlson & Rauth, a Professional Corporation, Counsel to the Registrant.

23.1 Consent of Stradling, Yocca, Carlson & Rauth, a Professional Corporation (included in the Opinion filed as Exhibit 5.1).

23.2 Consent of Vavrinek, Trine, Day & Co., LLP, independent accountants.

24.1          Power of Attorney.*

--------------
(*) Previously filed.